UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2004

                             ALIGN TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                         0-32259                 94-3267295
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

881 Martin Avenue, Santa Clara, California                          95050
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 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (408) 470-1000

                                 Not applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

      On May 17, 2004, Align Technology, Inc. ("Align") issued a press release announcing that on May 13, 2004, the United States District Court for the Central District, Southern Division, granted Align's motion for summary judgment of non-infringement of Ormco Corporation's ("Ormco") Patent Nos. 5,447,432, 5,683,243, 6,244,861 and 6,616,444 in the patent infringement case brought against Align by Ormco in January 2003. The press release is attached hereto as
Exhibit 99.1 and is incorporated herein in its entirety by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

Exhibit No.                          Description
-----------       --------------------------------------------------------------
   99.1           Press Release, dated May 17, 2004, for Align Technology, Inc.
                  announcing the granting of Align's motion for summary judgment of non-infringement of Ormco Corporation's Patent Nos.
                  5,447,432, 5,683,243, 6,244,861 and 6,616,444.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2004                            Align Technology, INC.

                                               By: /s/ Eldon M. Bullington
                                                   -----------------------------
                                                   Eldon M. Bullington
                                                   Vice President of Finance and
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.                          Description
-----------       --------------------------------------------------------------
   99.1           Press Release, dated May 17, 2004, for Align Technology, Inc.
                  announcing the granting of Align's motion for summary judgment of non-infringement of Ormco Corporation's Patent Nos.
                  5,447,432, 5,683,243, 6,244,861 and 6,616,444.